Exhibit 99.2

© 2022 Blueprint Medicines Corporation R.S., living with systemic mastocytosis PIONEER Part 2 Top-line Results AYVAKIT® (avapritinib) in Non-Advanced Systemic Mastocytosis August 17, 2022

Blueprint Medicines call participants 2 Introduction Kate Haviland, Chief Executive Officer Positive PIONEER Part 2 Topline Results Becker Hewes, MD, Chief Medical Officer Investigator Commentary Mariana Castells, MD, PhD, Director, Mastocytosis Center, Brigham and Women’s Hospital Q&A All PREPARED REMARKS Not for promotional use.

Forward-looking statements 3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans to submit a supplemental new drug application (sNDA) to the U.S. Food and Drug Administration (FDA) for AYVAKIT in non-advanced SM, with a subsequent submission of a type II variation marketing authorization application to the European Medicines Agency (EMA), plans and timing for presenting detailed data from the PIONEER trial of AYVAKIT in patients with non-advanced SM, and, expectations regarding the potential benefits of AYVAKIT in treating patients with non-advanced SM. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks and uncertainties related to the impact of the COVID-19 pandemic to Blueprint Medicines’ business, operations, strategy, goals and anticipated milestones, including Blueprint Medicines’ ongoing and planned research and discovery activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products; Blueprint Medicines’ ability and plans in continuing to establish and expand a commercial infrastructure, and successfully launching, marketing and selling current or future approved products; Blueprint Medicines’ ability to successfully expand the approved indications for AYVAKIT/AYVAKYT or obtain marketing approval for AYVAKIT/AYVAKYT in additional geographies in the future; the delay of any current or planned clinical trials or the development of AYVAKIT/AYVAKYT; Blueprint Medicines’ ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates or of an approved product in an additional indication on a timely basis, if at all; the preclinical and clinical results for Blueprint Medicines’ drug candidates, which may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions; the risk that “top-line" data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to confirmation, audit, and verification procedures that could result in material changes to the final data; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; Blueprint Medicines’ ability to obtain, maintain and enforce patent and other intellectual property protection for AYVAKIT/AYVAKYT or any drug candidates it is developing; Blueprint Medicines’ ability to develop and commercialize companion diagnostic tests for AYVAKIT/AYVAKYT, Blueprint Medicines' ability to successfully expand its operations, research platform and portfolio of therapeutic candidates, and the timing and costs thereof; and the success of Blueprint Medicines’ current and future collaborations, financing arrangements, partnerships or licensing arrangements. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Blueprint Medicines’ filings with the Securities and Exchange Commission (SEC), including Blueprint Medicines’ most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q and any other filings that Blueprint Medicines has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent Blueprint Medicines’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Blueprint Medicines explicitly disclaims any obligation to update any forward-looking statements. Blueprint Medicines, AYVAKIT, AYVAKYT and associated logos are trademarks of Blueprint Medicines Corporation. Not for promotional use.

AYVAKIT® (avapritinib) has the potential to be the first disease-modifying therapy for non-advanced SM SM, systemic mastocytosis 4 POSITIVE TOPLINE RESULTS FULL RESULTS EXPECTED AT UPCOMING MEDICAL CONFERENCE Not for promotional use.

Today’s news reflects a decade of commitment and collaboration SM, systemic mastocytosis; FDA, U.S. Food & Drug Administration; US, United States; EU, Europe 5 • Generated robust datasets on SM disease burden in collaboration with patients, healthcare providers, and patient advocacy groups • >100 scientific presentations and publications OUR VISION TO IMPROVE SM PATIENT OUTCOMES Advance the understanding of SM Pioneer scientific and clinical innovation Deliver transformative medicines to patients • Designed the first precision therapy to specifically target KIT D816V, the underlying cause of SM • Granted FDA breakthrough therapy designations for advanced and moderate-to-severe indolent SM • Conducted the first and only positive registrational study in non- advanced SM • AYVAKIT is approved for advanced SM in the U.S. and EU • ~1000 patients with SM have received AYVAKIT in the clinical or commercial settings • BLU-263 in development for mast cell disorders Not for promotional use.

AYVAKIT demonstrated highly significant and clinically meaningful impact on the primary and all key secondary endpoints

CLINICAL OUTCOME MEASURES		P VALUE[1]
Primary Endpoint	Mean Change in TSS	0.003
Secondary Endpoints[2]	≥30% Reduction in TSS	0.009
	≥50% Reduction in TSS	0.005
	Mean Change in Most Severe Symptom Score	0.015
	≥50% Reduction in Serum Tryptase	<0.0001
	≥50% Reduction in KIT D816V VAF	<0.0001
	≥50% Reduction in Bone Marrow MC Aggregates	<0.0001

Data cutoff as of June 23, 2022. 1. One-sided p-value < 0.025 indicates statistical significance. 2. For secondary endpoints, reductions in TSS and objective measures of mast cell burden represent proportion of patients with ≥30% and ≥50% reductions. All endpoints are key secondary endpoints, except for "Mean Change in Most Severe Symptom Score", which is an additional secondary endpoint. TSS, total symptom score; VAF, variant allele fraction; MC, mast cell

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Positive PIONEER Part 2 Topline Results Becker Hewes, MD, Chief Medical Officer

Largest clinical trial in non-advanced SM conducted to-date Data cutoff as of June 23, 2022. QD, once daily; BAC, best available care; TSS, total symptom score; SD, standard deviation 8 Not for promotional use. Primary endpoint AYVAKIT 25 mg QD + BAC Placebo QD + BAC (Control) Mean change in TSS at 24 weeks AYVAKIT 25 mg QD + BAC Rollover (Part 3) Randomize 2:1 • Age ≥18 years • ISM confirmed by central pathology review • No restriction on prior therapy • Moderate-to-severe symptoms Eligibility • Similar between AYVAKIT and control arms • Consistent with PIONEER Part 1 • Median BAC across both arms was 3 (range 0 – 11) Baseline Characteristics AYVAKIT Control Enrolled 141 71 TSS score, mean (SD) 50.2 (19.1) 52.4 (19.8)

AYVAKIT demonstrated highly significant and clinically meaningful impact on the primary and all key secondary endpoints

CLINICAL OUTCOME MEASURES		P VALUE[1]
Primary Endpoint	Mean Change in TSS	0.003
Secondary Endpoints[2]	≥30% Reduction in TSS	0.009
	≥50% Reduction in TSS	0.005
	Mean Change in Most Severe Symptom Score	0.015
	≥50% Reduction in Serum Tryptase	<0.0001
	≥50% Reduction in KIT D816V VAF	<0.0001
	≥50% Reduction in Bone Marrow MC Aggregates	<0.0001

Data cutoff as of June 23, 2022. 1. One-sided p-value < 0.025 indicates statistical significance. 2. For secondary endpoints, reductions in TSS and objective measures of mast cell burden represent proportion of patients with ≥30% and ≥50% reductions. All endpoints are key secondary endpoints, except for "Mean Change in Most Severe Symptom Score", which is an additional secondary endpoint. TSS, total symptom score; VAF, variant allele fraction; MC, mast cell

Not for promotional use.

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Decreases in patient-reported symptoms and objective measures of disease burden 1. After 24 weeks, all patients had the option to cross over into Part 3 and receive treatment with AYVAKIT 25 mg QD. TSS, total symptom score; CI, confidence interval. 10 Mean Change in TSS [95 % CI] AYVAKIT Control PART 2: 24 weeks PART 3: 48 weeks1 PART 2: 24 weeks -15.6 [-18.6 –-12.6] -20.2 [-24.7 –-15.7] -9.2 [-13.1 –-5.2] Not for promotional use. ≥50% Reduction in Serum Tryptase [95% CI] AYVAKIT Control PART 2: 24 weeks PART 2: 24 weeks 53.9% [45.3 – 62.3] 0.0% [0.0 – 5.1] Rapid and further deepening in mean TSS reduction observed in Part 3 when control switched over to receive AYVAKIT

AYVAKIT was well-tolerated with a safety profile favorable to control Data cutoff as of June 23, 2022. 1. Cognitive effect AEs refer to 17 pooled terms identified across AYVAKIT clinical studies. AE, adverse event; SAE, serious adverse event; TRAE, treatment-related adverse event; ICB, intracranial bleed 11 AYVAKIT Control AEs, n (%) 128 (90.8) 66 (93.0) SAEs, n (%) 7 (5.0) 8 (11.3) Discontinuation due to TRAEs, n (%) 1 (0.7) 0 (0.0) TRAEs in ≥5% of AYVAKIT patients, by preferred term Headache, n (%) 11 (7.8) 7 (9.9) Nausea, n (%) 9 (6.4) 6 (8.5) Peripheral edema, n (%) 9 (6.4) 1 (1.4) Periorbital edema, n (%) 9 (6.4) 2 (2.8) • No ICB events • Lower rate of cognitive effect AEs1 reported for AYVAKIT (2.8%) vs. control (4.2%) • No Grade 3 cognitive effect AEs1 for AYVAKIT (0%) vs. control (1.4%) • In the AYVAKIT arm, 93.0% of edema AEs were Grade 1, with remainder Grade 2 • Higher Part 2 completion rate for AYVAKIT (96.5%) vs. control (93.0%) Not for promotional use.

Investigator Commentary Mariana Castells, MD, PhD, Director, Mastocytosis Center Brigham and Women’s Hospital

Dr. Mariana Castells, MD, PhD • Brigham and Women’s Hospital o Sees approximately 2,000 SM patients per year o Director, Mastocytosis Center; Drug Hypersensitivity and Desensitization Center; Allergy and Clinical Immunology Training Program • Professor, Harvard Medical School • Board of Directors: AAAAI, ABAI o AAAAI Foundation Research Chair • Clinical interests: drug allergy, anaphylaxis, mast cell activation disorders, urticaria, immune deficiencies, food and environmental allergies, and asthma SM, systemic mastocytosis; AAAAI, American Academy of Allergy, Asthma & Immunology; ABAI, American Board of Allergy and Immunology. 13 Not for promotional use.

Upon activation of mast cells, proinflammatory mediators are released 1. Castells M, Austen KF. Int Arch Allergy Immunol. 2002 Feb;127(2):147-52. 2. Castells M. J Allergy and Clin Immunol. 2017 Aug;140(2):321-333. Not for promotional use. 14

Uncontrolled mast cell activation in SM causes severe and unpredictable symptoms across multiple organ systems[1-3]



Polypharmacy is characteristic
• H1 and H2 antihistamines
• Proton pump inhibitors
• Leukotriene inhibitors
• Corticosteroids
• Cromolyn sodium
• Anti-IgE antibody
• Bisphosphonates
• EpiPen
• Anaphylaxis with hypotension and syncope
• Dizziness
• Palpitations
Cardiovascular
• Abdominal pain or cramping
• Diarrhea
• Heartburn or reflux
• Nausea and/or vomiting
Gastrointestinal
• Bone pain
• Muscle pain
• Osteoporosis/osteopenia
Musculoskeletal
Mast cell
Neuropsychiatric
• Anxiety
• Brain fog
• Depression
• Lack of focus/memory
• Memory loss
• Migraines
Systemic
• Anaphylaxis
• Fatigue
• Malaise
• Weight loss
Skin
• Darier's sign
• Dermatographism
• Extreme flushing
• Pruritus
Respiratory
• Dyspnea
• Nasal congestion
• Throat swelling
• Wheezing

1. Theoharides TC et al. *N Engl J Med.* 2015;373(2):163-172. 2. Gilreath JA et al. *Clin Pharmacol.* 2019;11:77-92. 3. Jennings SV et al. *Immunol Allergy Clin North Am.* 2018;38(3):505-525. 4. Amin K. *Respir Med.* 2012;106(1):9-14.

SM, systemic mastocytosis.

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Case study #1 in a patient with significant skin and GI involvement

First symptoms in 2009
ISM diagnosis in 2011
KIT D816V positive

Severe ongoing symptoms; highly reduced QoL
- **Skin**: lesions > 80%; triggered by sun, exercise, alcohol, stress, medical procedures
- **GI**: recurrent, unpredictable heartburn, diarrhea, nausea

Ranitidine; famotidine; omalizumab; cetirizine; Benadryl, Epipen

MEANINGFUL REDUCTIONS IN TSS AND SERUM TRYPTASE AT 24 WEEKS



TSS Change
from Baseline to 24 Weeks
TSS
Weeks
Serum Tryptase Change
from Baseline to 24 Weeks
Serum Tryptase (ug/L)
Weeks

23-point TSS reduction

75% reduction in serum tryptase

After almost two years on AYVAKIT, patient reports "life changing" improvement, including continued improvement in QoL, no new symptoms, and reduction in polypharmacy. This patient remains on AYVAKIT today.

Data cutoff as of June 23, 2022. ISM, indolent systemic mastocytosis; GI, gastrointestinal; TSS, total symptom score; QoL, quality of life

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Case study #2 in a patient heavily pretreated with cytoreductive therapies and ongoing polypharmacy

First symptoms in childhood
KIT D816V positive

Severe and progressing symptoms

- **Skin**: Chest/back lesions grew and spread 2000 – 2010; lesions flare with triggers; episodes of flushing, hiving, redness, swelling
- **GI**: restricted diet to control pain, bloating, diarrhea, nausea, vomiting

Cromolyn, doxepin, cimetidine, hydroxyzine, Benadryl, EpiPen, prednisone; prior montelukast, omalizumab, hydroxyurea, interferon alpha

MEANINGFUL REDUCTIONS IN TSS AND SERUM TRYPTASE AT 24 WEEKS


TSS Change
from Baseline to 24 Weeks
TSS
Weeks
Serum Tryptase Change
from Baseline to 24 Weeks
Serum Tryptase (ug/L)
Weeks

7-point TSS reduction

57% reduction in serum tryptase

Patient reports drastic symptom improvement including reduction in baseline skin lesions, rare GI symptoms, and consistent improvement in bone pain. This patient remains on AYVAKIT today.

Data cutoff as of June 23, 2022. GI, gastrointestinal; TSS, total symptom score

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PIONEER Part 2 positive topline results 18 Not for promotional use. AYVAKIT demonstrated highly significant and clinically meaningful impact on the primary and all key secondary endpoints 1 AYVAKIT was well-tolerated with a safety profile favorable to control 2 Detailed results expected to be presented at a future scientific congress 4 Plan to submit sNDA by end of the year 5 Decreases in patient-reported and objective measures of disease burden demonstrate clinically meaningful, disease-modifying benefit of AYVAKIT 3 Data cutoff as of June 23, 2022. sNDA, supplemental new drug application

Thank you Blueprint Medicines, AYVAKIT, GAVRETO and associated logos are trademarks of Blueprint Medicines Corporation.